Exhibit 32.2

Certification of CFO pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Mark A. Hiatt, Chief Financial Officer of America First Apartment Investors, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2004

/s/ Mark A. Hiatt
Mark A. Hiatt
Vice President, Chief Financial Officer, Treasurer and Secretary

A signed original of this written statement required by Section 906 has been provided to America First Apartment Investors, Inc. and will be retained by America First Apartment Investors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.